BNY Mellon International Stock Fund
SCHEDULE OF INVESTMENTS
August 31, 2025 (Unaudited)

Description	Shares	Value ($)
Common Stocks — 98.8%
Australia — 2.8%
Cochlear Ltd.	303,600	59,885,859
CSL Ltd.	572,700	79,888,468
		139,774,327
Canada — 4.8%
Alimentation Couche-Tard, Inc.	2,690,300	136,361,294
Canadian National Railway Co.	1,021,000	98,840,026
		235,201,320
Denmark — 4.2%
Coloplast AS, Cl. B	1,058,900	101,797,134
Novo Nordisk AS, Cl. B	1,829,300	103,252,828
		205,049,962
Finland — 2.4%
Kone OYJ, Cl. B	1,853,000	116,440,520
France — 14.7%
Air Liquide SA	538,300	111,063,035
Dassault Systemes SE	3,102,000	96,484,120
Hermes International SCA	42,000	102,669,086
L’Oreal SA	293,000	136,379,620
LVMH Moet Hennessy Louis Vuitton SE	203,500	119,910,579
Schneider Electric SE	213,000	52,276,816
TotalEnergies SE	1,710,600	107,355,682
		726,138,938
Germany — 8.6%
adidas AG	299,750	58,435,135
Infineon Technologies AG	3,035,700	124,462,925
Merck KGaA	747,400	94,679,514
SAP SE	532,400	144,758,352
		422,335,926
Hong Kong — 4.2%
AIA Group Ltd.	17,347,200	164,156,758
Jardine Matheson Holdings Ltd.	669,200	40,498,212
		204,654,970
Ireland — 3.1%
Experian PLC	2,911,700	150,876,561
Italy — 2.4%
Ferrari NV	246,300	117,445,539
Japan — 15.3%
Daikin Industries Ltd.(a)	795,600	100,205,561
Hoya Corp.	785,700	101,560,900
Keyence Corp.	336,480	128,450,693
Nomura Research Institute Ltd.	1,373,500	54,249,408
Shin-Etsu Chemical Co. Ltd.	3,669,500	113,682,372
SMC Corp.	251,700	77,430,362
Sysmex Corp.(a)	5,525,900	69,967,418
Terumo Corp.	6,029,800	109,530,417
		755,077,131
Netherlands — 9.8%
ASM International NV	213,000	102,219,091

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description	Shares	Value ($)
Common Stocks — 98.8% (continued)
Netherlands — 9.8% (continued)
ASML Holding NV	236,100	175,386,245
Universal Music Group NV	4,097,100	115,824,185
Wolters Kluwer NV	721,000	90,796,497
		484,226,018
Spain — 4.6%
Amadeus IT Group SA	1,370,000	115,003,986
Industria de Diseno Textil SA	2,246,000	110,847,491
		225,851,477
Sweden — 2.0%
Atlas Copco AB, Cl. B	7,026,800	99,894,693
Switzerland — 8.1%
ABB Ltd.	1,019,900	68,337,206
Lonza Group AG	155,200	110,122,330
Roche Holding AG	307,900	100,514,656
SGS SA	1,177,566	120,099,606
		399,073,798
Taiwan — 4.1%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	880,000	203,165,600
United Kingdom — 7.7%
Compass Group PLC	3,798,000	129,127,990
Halma PLC	1,460,000	64,914,626
National Grid PLC	5,627,600	79,147,875
The Sage Group PLC	7,201,300	105,764,851
		378,955,342
Total Common Stocks (cost $3,155,477,435)		4,864,162,122

	1-Day Yield (%)
Investment Companies — 1.1%
Registered Investment Companies — 1.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(b) (cost $53,429,545)	4.41	53,429,545	53,429,545
Investment of Cash Collateral for Securities Loaned — .0%
Registered Investment Companies — .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(b) (cost $118,722)	4.41	118,722	118,722
Total Investments (cost $3,209,025,702)		99.9%	4,917,710,389
Cash and Receivables (Net)		.1%	4,804,277
Net Assets		100.0%	4,922,514,666

ADR—American Depositary Receipt

(a)
Security, or portion thereof, on loan. At August 31, 2025, the value of the fund’s securities on loan was $112,522 and the value of the collateral was $118,722, consisting of cash collateral. In addition, the value of collateral may include pending sales that are also on loan.

(b)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.
See notes to schedule of investments.

Schedule of Investments
BNY Mellon International Stock Fund
August 31, 2025 (Unaudited)
The following is a summary of the inputs used as of August 31, 2025 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	438,366,920	4,425,795,202††	—	4,864,162,122
Investment Companies	53,548,267	—	—	53,548,267
	491,915,187	4,425,795,202	—	4,917,710,389

†	See Schedule of Investments for additional detailed categorizations, if any.
††	Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
The Company’s Board of Directors  (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.
Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.
Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.
Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.
When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.
At August 31, 2025, accumulated net unrealized appreciation on investments was $1,708,684,687, consisting of $1,821,803,861 gross unrealized appreciation and $113,119,174 gross unrealized depreciation.
At August 31, 2025, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Schedule of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.